EXHIBIT (h)(4)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Joseph S. Castellon and Dale E. Palka, or any one of them, each with full power of substitution and resubstitution, his attorney-in fact and agent, for such person and in such person’s names, place and stead, in any and all capacities, to sign Post-Effective Amendments to the Plan Investment Fund, Inc. Registration Statement, Registration No. 2-99584, and to file the same, with all exhibits thereto, and all other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue thereof. Furthermore, the person whose signature appears below revokes any prior appointments of attorney-in-fact with regards to the Plan Investment Fund, Inc. Registration Statement.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date indicated below.

/s/ Dorothy A. Coleman	April 19, 2013
Signature	Date

Name: Dorothy A. Coleman
Title: Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Joseph S. Castellon and Dale E. Palka, or any one of them, each with full power of substitution and resubstitution, his attorney-in fact and agent, for such person and in such person’s names, place and stead, in any and all capacities, to sign Post-Effective Amendments to the Plan Investment Fund, Inc. Registration Statement, Registration No. 2-99584, and to file the same, with all exhibits thereto, and all other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue thereof. Furthermore, the person whose signature appears below revokes any prior appointments of attorney-in-fact with regards to the Plan Investment Fund, Inc. Registration Statement.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date indicated below.

/s/ David A. Cote	April 19, 2013
Signature	Date

Name: David A. Cote
Title: Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Joseph S. Castellon and Dale E. Palka, or any one of them, each with full power of substitution and resubstitution, his attorney-in fact and agent, for such person and in such person’s names, place and stead, in any and all capacities, to sign Post-Effective Amendments to the Plan Investment Fund, Inc. Registration Statement, Registration No. 2-99584, and to file the same, with all exhibits thereto, and all other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue thereof. Furthermore, the person whose signature appears below revokes any prior appointments of attorney-in-fact with regards to the Plan Investment Fund, Inc. Registration Statement.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date indicated below.

/s/ Emil D. Duda	April 19, 2013
Signature	Date

Name: Emil D. Duda
Title: Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Joseph S. Castellon and Dale E. Palka, or any one of them, each with full power of substitution and resubstitution, his attorney-in fact and agent, for such person and in such person’s names, place and stead, in any and all capacities, to sign Post-Effective Amendments to the Plan Investment Fund, Inc. Registration Statement, Registration No. 2-99584, and to file the same, with all exhibits thereto, and all other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue thereof. Furthermore, the person whose signature appears below revokes any prior appointments of attorney-in-fact with regards to the Plan Investment Fund, Inc. Registration Statement.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date indicated below.

/s/ Robert J. Kolodgy	April 19, 2013
Signature	Date

Name: Robert J. Kolodgy
Title: Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Joseph S. Castellon and Dale E. Palka, or any one of them, each with full power of substitution and resubstitution, his attorney-in fact and agent, for such person and in such person’s names, place and stead, in any and all capacities, to sign Post-Effective Amendments to the Plan Investment Fund, Inc. Registration Statement, Registration No. 2-99584, and to file the same, with all exhibits thereto, and all other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue thereof. Furthermore, the person whose signature appears below revokes any prior appointments of attorney-in-fact with regards to the Plan Investment Fund, Inc. Registration Statement.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date indicated below.

/s/ Alan Krigstein	April 19, 2013
Signature	Date

Name: Alan Krigstein
Title: Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Joseph S. Castellon and Dale E. Palka, or any one of them, each with full power of substitution and resubstitution, his attorney-in fact and agent, for such person and in such person’s names, place and stead, in any and all capacities, to sign Post-Effective Amendments to the Plan Investment Fund, Inc. Registration Statement, Registration No. 2-99584, and to file the same, with all exhibits thereto, and all other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue thereof. Furthermore, the person whose signature appears below revokes any prior appointments of attorney-in-fact with regards to the Plan Investment Fund, Inc. Registration Statement.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date indicated below.

/s/ Vince P. Price	April 19, 2013
Signature	Date

Name: Vince P. Price
Title: Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Joseph S. Castellon and Dale E. Palka, or any one of them, each with full power of substitution and resubstitution, his attorney-in fact and agent, for such person and in such person’s names, place and stead, in any and all capacities, to sign Post-Effective Amendments to the Plan Investment Fund, Inc. Registration Statement, Registration No. 2-99584, and to file the same, with all exhibits thereto, and all other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue thereof. Furthermore, the person whose signature appears below revokes any prior appointments of attorney-in-fact with regards to the Plan Investment Fund, Inc. Registration Statement.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date indicated below.

/s/ Joseph F. Reichard	April 19, 2013
Signature	Date

Name: Joseph F. Reichard
Title: Trustee